COMMITMENTS	3 Months Ended
Mar. 31, 2023
Commitments
18.	COMMITMENTS

The Company has a cost sharing agreement to reimburse Oniva for a percentage of its overhead expenses, to reimburse 100% of its out-of-pocket expenses incurred on behalf of the Company, and to pay a percentage fee based on Oniva’s total overhead and corporate expenses. The agreement may be terminated with one-month notice by either party. Transactions and balances with Oniva are disclosed in Note 11.

The Company and its subsidiaries have various operating lease agreements for their office premises, use of land, and equipment. Commitments in respect of these lease agreements are as follows:

	March 31, 2023	December 31, 2022
Not later than one year	$103	$105
Later than one year and not later than five years	347	347
Later than five years	375	398
	$825	$850

Office lease payments recognized as an expense during the three months ended March 31, 2023, totalled $4 (March 31, 2022 - $16).